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                                                                   EXHIBIT 10.15


                         INSITUFORM TECHNOLOGIES, INC.

                             FIRST AMENDMENT TO THE
             SENIOR MANAGEMENT VOLUNTARY DEFERRED COMPENSATION PLAN


Pursuant to the Resolution of the Board of Directors and as provided by Section
9.1 of the Plan, the Senior Management Voluntary Deferred Compensation Plan is hereby amended as provided below:

Section 3.3(a) is amended to read as follows:

     MAXIMUM. The maximum amount of each payment of base salary that may be deferred into this Plan and the 401(k) Plan shall be fifteen percent (15%) of base salary, and the maximum amount of each payment of bonus or incentive compensation that may be deferred into this Plan shall be fifty percent (50%) of bonus or incentive compensation.

This amendment is effective as of October 25, 2000.


INSITUFORM TECHNOLOGIES, INC.


By:  /s/ Anthony W. Hooper
   ----------------------------
   Anthony W. Hooper
   Chairman, President and CEO